Special Performance Award Agreement This Special Performance Award Agreement (this “Agreement”) between Knowles Corporation, a Delaware corporation (the “Company”), and Jeffrey S. Niew (the “Grantee”) is made as of February 18, 2025 (the “Grant Date”). WHEREAS, the Company has adopted the Knowles Corporation 2018 Equity and Cash Incentive Plan, as amended (the “Plan”), in order to, among other things, motivate employees of the Company and its subsidiaries to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee a Performance Award in the form of performance- based restricted stock units (“PSUs”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Performance Award. 1.1. The Company hereby grants to Grantee an award of PSUs with respect to its common stock, par value $0.01 per share (“Common Stock”), pursuant to the Plan, with a notional value based on the stock price of the Common Stock on the Grant Date subject to adjustment pursuant to the terms provided in this Agreement, the Plan, and Appendix A (the “Award“). Subject to the terms and conditions of this Agreement, payment with respect to PSUs, if any, shall be made entirely in the form of Common Stock in accordance with Section 4. Appendix A which forms a part of, and is incorporated into, this Agreement. Target number of PSUs: 81,788 1.2. This Agreement shall be construed in accordance and consistent with, and shall be subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the same definition and meaning as set forth in the Plan. 2. Performance Period; Determination of Earned PSUs. The number of PSUs that the Grantee may earn under this Award is based on satisfaction of the Performance Metrics for the Performance Period as set forth in Appendix A hereof. 3. Vesting and Forfeiture of Award. 3.1 Generally. Subject to the terms and conditions of this Agreement, the Grantee will become vested in any Earned PSUs (as defined in subsection 4.1 below) as of the last day of the Performance Period, provided that the Grantee’s employment with the Company and its Affiliates has not terminated prior to the last day of the Performance Period. 3.2 Termination of Employment. If, prior to the end of the Performance Period, the Grantee’s employment with the Company and its Affiliates terminates for any reason (which date shall be referred to as the “Termination Date”), this Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement. 3.3 Cessation of Current Role. If, prior to the end of the Performance Period, the Grantee ceases to hold the position of Chief Executive Officer of the Company (even if the Grantee’s Termination Date has not occurred), the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement.

2 3.5 Change of Control. Subject to the provisions of Appendix A and notwithstanding any provision of the Plan to the contrary, if a Change of Control occurs prior to the end of the Performance Period, this Award shall automatically terminate upon the Change of Control and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement. Any PSUs that become Earned PSUs in connection with a Change of Control as described in Appendix A shall become vested as of the date of the Change of Control. Any Interim Earned PSUs shall also become vested as of the date of the Change of Control. 3.6 Misconduct. If, prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (a) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Affiliates, (b) breached any contract with, violated any policy of the Company or any of its Affiliates (including, without limitation, the Company’s Insider Trading and Confidentiality Policy and Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time, or violated any fiduciary obligation to the Company or any of its Affiliates, or (c) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of that Grantee’s employment with, or status as a director to, the Company or any of its Affiliates (each of (a), (b) and (c) shall be considered “Cause” under the Plan, in addition to other actions and inactions set forth in the definition of “Cause” under the Plan), unless such misconduct or violation is waived in writing by the Compensation Committee or the General Counsel of the Company, the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement. (Copies of the current version of the Company’s Insider Trading Policy are available on the Company's website.) By accepting this Agreement, Grantee acknowledges his/her understanding that nothing contained in this Agreement limits Grantee’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Grantee further understands that this Agreement does not limit Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit Grantee’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 4. Determination and Payment of Award. 4.1 Generally. As soon as practicable after the end of the Initial Performance Period or the Extended Performance Period (each as defined in Appendix A), as applicable, the Compensation Committee of the Board of Directors of the Company (the “Committee”) shall certify whether and to what extent the Performance Metrics and other conditions set forth in Appendix A have been met and shall determine the final number of PSUs earned by the Grantee for the applicable Performance Period (“Earned PSUs”), which determination shall be final and binding. 4.2 Right of Adjustment. Notwithstanding any other provision of this Agreement, the Committee shall have the right and authority to adjust the payout level of the PSUs as may be provided in the Plan or as the Committee otherwise determines in its discretion to reflect the impact of specified corporate transactions (such as a stock split or dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events. 4.3 Payment of Award. As soon as practicable following the date that the Committee certifies whether and to what extent the applicable Performance Metrics for a Performance Period have been met and has determined the number of Earned PSUs for that Performance Period (but in any event no later than March 15th of the year following the year in which the Performance Period ends), the Company shall issue one (1) share of Common Stock with respect to each Earned PSU, less that number of shares of Common Stock which, subject to Section 7, may be credited to cover applicable taxes on the Award, and such shares of Common Stock will be issued in the form of book entry shares in the name of the Grantee. PSUs will only be settled in shares of Common Stock.

3 Any other settlement modality shall be considered an exception, which would have to be approved separately by the Committee. In the event that the Committee determines that a Special Payment will be made pursuant to Appendix A, the Special Payment (less any applicable withholding taxes) will be made within [thirty (30)] days following the date on which the Committee determines that a Special Payment will be made and the amount thereof. The form of payment of any Special Payment shall be shares of Common Stock. 5. Restrictions on Transfer. The Award and the shares of Common Stock issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated until such shares have vested and been issued. 6. Limitation of Rights. The Grantee shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to any PSUs or shares of Common Stock which may be issued pursuant to this Award. 7. Taxes. Prior to the delivery to the Grantee (or the Grantee’s estate, if applicable) of book entry shares with respect to the PSUs in respect of which all restrictions have lapsed, the Grantee (or the Grantee’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such shares of Common Stock. By accepting and returning this Agreement in the manner provided in Section 12, the Grantee (or the Grantee’s estate) shall be deemed to elect to have the Company withhold whole shares of Common Stock having an aggregate Fair Market Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect unless or until the Grantee (or the Grantee’s estate): (a) notifies the Company not less than ten (10) days before such delivery that the Grantee (or the Grantee’s estate) will satisfy such obligation in cash prior to delivery of the shares of Common Stock to the Grantee, and (b) not less than two (2) days prior to delivery of the shares of Common Stock pays the Withholding Taxes in cash to the Company or its designee, in which event the Company shall not withhold a portion of such shares of Common Stock as otherwise provided in this Section 7. Any fraction of a share which would be required to satisfy Withholding Taxes obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee. 8. IRS Section 409A. This Award is intended to comply with or be exempt from Section 409A of the Code to the maximum extent possible. If the Company determines that the Award granted under this Agreement is or may be subject to Section 409A of the Code, then the shares of Common Stock that are scheduled to be issued to the Grantee upon “separation from service” (as defined in Section 409A of the Code) will be delayed until the first day of the seventh month following the Grantee’s “separation from service” (or following the date of participant’s death, if earlier) to the extent required to comply with Section 409A of the Code. 9. Clawback. Grantee acknowledges that this Award is subject to the Company’s Clawback Policy, as in effect on the date of this Agreement. (A copy of the current version of the Company’s Clawback Policy is available on the Company's website.) 10. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Merrill Lynch stock plan administration website.) 11. Nontransferability. Neither this Agreement nor the Award is transferable by the Grantee except as provided or permissible under the Plan. 12. Acceptance. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 13. No Right to Continued Employment. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any of its Subsidiaries or continuance of service as a Board member.

4 14. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of Grantee where such amendment would materially impair Grantee’s rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. Notwithstanding the foregoing, the Committee retains discretion, without the need to obtain the consent of the Grantee, to determine and adjust payouts in accordance with the Plan and this Agreement, including Appendix A. 15. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 16. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles. 17. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligation imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors. 18. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Subsidiaries for all purposes. 19. Entire Agreement. This Agreement (including Appendix A hereto) and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. 20. Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. 21. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterparts. each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

5 KNOWLES CORPORATION By:______________________ GRANTEE ___________________________ Signature

A-1 APPENDIX A PERFORMANCE METRICS AND CALCULATIONS Subject to the terms and conditions of the Agreement, the number of PSUs that will be earned by the Grantee will be determined in accordance with the following. Performance Period (a) Initial Performance Period. The “Initial Performance Period” will be the three year period beginning on January 1, 2025 and ending on December 31, 2027. (b) Extended Performance Period. If, as of the last day of the Initial Performance Period, no PSUs have been earned, an “Extended Performance Period” will apply. The Extended Performance Period shall be successive calendar quarter periods beginning with the first calendar quarter of 2028, with performance for any quarter of the Extended Performance Period being measured for the twelve (12)-month period ending on the last day of the applicable calendar quarter. The Extended Performance Period shall end upon the earlier to occur of: (i) eight successive calendar quarter periods, and (ii) the last day of any quarter in which PSUs have been earned. (c) Performance Period. The Initial Performance Period and/or the Extended Performance Period are sometimes referred to, in context, individually and/or collectively as the “Performance Period”. (c) Determination of Performance. The determination of whether and to what extent the Performance Metrics have been satisfied shall be made as of the last day of the Initial Performance Period or the last day of the quarter for the Extended Performance Period, as applicable, and any PSUs that become Earned PSUs during such Initial Performance Period or Extended Performance Period, as applicable, shall be paid in accordance with the terms of the Agreement. Performance Metrics (a) Revenue Goals. The number of PSUs that the Grantee may earn will be based on the Revenue Goals determined as follows: Percentage Payout Revenue Goals ($M) 100% $800 150% $900 200% $1,000 Percentage payout upon satisfaction of the Revenue Goals shall be determined on a straight- line interpolation between the goals set forth in the table above. In the event of an acquisition during the Performance Period, fifty percent (50%) of the revenue of the acquired company (“Target Company”) determined at the time of the acquisition (based on management’s proposal to the Company’s Board of Directors for approval of the acquisition) will be added to the Revenue Goals, with all future revenue of the Target Company being counted toward the achievement of the Revenue Goals.

A-2 (b) Adjusted EPS Gate and Adjusted EPS Multiplier. Subject to the Change of Control provisions set forth below, no PSUs will be earned under the Agreement unless the Adjusted EPS is at least $1.50 (the "Adjusted EPS Gate") as of the last day of the Performance Period. If the Adjusted EPS Gate and the Revenue Goals (collectively, the "Performance Metrics") are met as of the last day of the Performance Period, the percentage payout determined in paragraph (a) of this Section shall be multiplied by the multiplier determined as follows (the "Adjusted EPS Multiplier"): Adjusted EPS Multiplier $1.50 1.00 $1.75 1.50 $2.00 2.0 The Adjusted EPS Multiplier will be calculated with straight line interpolation between the Adjusted EPS levels set forth in the table above. (c) Effect of Extended Performance Period. In the event that an Extended Performance Period occurs, the payout amount, if any, as calculated pursuant to paragraphs (a) and (b) of this Section shall be reduced by ten percent (10%) per quarter for each quarter that has elapsed during such Extended Performance Period (including the quarter during the Extended Performance Period in which the Performance Metrics are satisfied). Minimum Performance If the Performance Metrics are satisfied at or above the Target level of performance as of December 31, 2026 (the “Interim Target Date”), the Grantee shall earn the percentage payout for the achieved Revenue Goals as adjusted by the Adjusted EPS Multiplier (the “Interim Earned PSUs”). The Grantee may earn additional PSUs based on performance during the remainder of the Initial Performance Period but will not earn any fewer than the number of Interim Earned PSUs (even if the performance during the period ending on December 31, 2027 would result in a lower number of PSUs being earned). Any Interim Earned PSUs shall remain subject to vesting, forfeiture, and payment in accordance with Sections 3 and 4 of the Agreement. In the event that any Interim Earned PSUs are credited to the Grantee, no Extended Performance Period shall apply. Maximum Payout In no event shall more than an aggregate of 400% of the Target PSUs become Earned PSUs pursuant to the Agreement. Change of Control In the event that a Change of Control occurs during the Performance Period, the Grantee shall earn a percentage payout if and to the extent that, as of the end of the month prior to the closing of the Change of Control (the “Change in Control Determination Date”): (i) the Adjusted EPS is not less than $1.35 (the "CIC Adjusted EPS Threshold"), and (ii) the Revenue for the twelve (12)-month period ending on the Change in Control Determination Date is not less than ninety percent (90%) of the applicable Target value (the "CIC Revenue Threshold"). Percentage payout upon satisfaction of the CIC Revenue Threshold shall be determined on a straight-line interpolation between the CIC Revenue Threshold and the Revenue Goals set forth above, and the Adjusted EPS Multiplier shall be determined on a straight-line interpolation between 0.9 (if Adjusted EPS is at the CIC Adjusted EPS Threshold) and 2.0 (the maximum Adjusted EPS Multiplier). For the avoidance of doubt, Grantee shall receive the

A-3 greater of (y) any Interim Earned PSUs, or (z) any percentage payout calculated pursuant to this paragraph. Payment of Earned and Vested PSUs Any PSUs that become earned and vested in accordance with the provisions of the Agreement and this Appendix A shall be paid in accordance with the terms of the Agreement. Special Payment Following the end of the Initial Performance Period, the Committee, in its sole discretion, may determine that a payment will be made to the Grantee in respect of the PSUs notwithstanding that the Performance Metrics were not satisfied, as it shall deem to be appropriate (a “Special Payment”). Any Special Payment hereunder shall be paid to the Grantee in accordance with the Agreement. In the event a Special Payment is made, the Performance Period will end and no Extended Performance Period shall be applicable. The Special Payment, together with any amounts earned and vested based on satisfaction of the Performance Metrics, will represent all amounts payable to the Grantee under the Agreement. Whether a Special Payment is made and the amount of any such Special Payment is in the sole and exclusive discretion of the Committee. Definitions For purposes of the Agreement and this Appendix A, the following terms shall have the meanings specified: (a) Revenue: The Company's Revenues as calculated in accordance with GAAP. (b) Adjusted EPS: The Company’s non-GAAP diluted earnings per share as calculated in the Company's Form 10-K or Form 10-Q for the applicable period.